                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                           Venus Exploration, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
     (3) Filing Party:


--------------------------------------------------------------------------------
     (4) Date Filed:


--------------------------------------------------------------------------------

                            Venus Exploration, Inc.


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


            TO THE OWNERS OF COMMON STOCK OF VENUS EXPLORATION, INC.

A Special Meeting of Stockholders (in lieu of the Annual Meeting) of Venus Exploration, Inc., a Delaware corporation (the "Company"), will be held at the Adam's Mark Hotel, 111 E. Pecan Street, San Antonio, Texas, on October 28, 1997, at 10:00 A.M., for the following purposes:

    1) To elect seven directors to serve until the next Annual Meeting of Stockholders;

    2) To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company to serve for the fiscal year ending December 31, 1997;

    3) To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 30,000,000 shares and to increase the number of authorized shares of Preferred Stock to 5,000,000 shares;

    4)   To approve the 1997 Incentive Plan; and

    5) To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on September 24, 1997, as the record date for determining stockholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournments thereof.





                                           By order of the Board of Directors,
                                           Will C. Jones IV
                                           Secretary



San Antonio, Texas
September 30, 1997

                            VENUS EXPLORATION, INC.
                          700 NORTH ST. MARY'S STREET
                            SAN ANTONIO, TEXAS 78205

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 28, 1997


This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Venus Exploration, Inc., a Delaware corporation (the "Company"), to be voted at the Special Meeting of Stockholders (in lieu of the Annual Meeting) of the Company to be held at the Adam's Mark Hotel, 111 E. Pecan Street, San Antonio, Texas, on October 28, 1997, at 10:00 A.M. and at any adjournments thereof.

All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Company, by delivering a later-dated proxy or by voting in person at the Special Meeting.

The mailing address of the principal offices of the Company is 700 North St. Mary's Street, Suite 1900, San Antonio, TX 78205. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to stockholders is September 30, 1997.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Special Meeting in accordance with the directions given in that proxy. Regarding the election of directors to serve until the next Annual Meeting of Stockholders, in voting by proxy, stockholders may vote in favor of all nominees, may withhold their votes as to all nominees, or may withhold their votes as to specific nominees. With respect to the other proposals to be voted upon, stockholders also have three options. They may vote in favor of the proposal, they may vote against the proposal, or they may abstain from voting. Stockholders should specify their choices on the enclosed form of proxy.

If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted FOR the election of all of the Company's nominees for director, FOR the proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditors, FOR the amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock and of Preferred Stock, and FOR the approval of the 1997 Incentive Plan.

The election of directors will require the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote in that election; the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors and the approval of the 1997 Incentive Plan will require the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote in that election; and the approval of the amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock and of Preferred Stock will require the affirmative vote of a majority of the shares of Common Stock outstanding.

Only owners of record of shares of Common Stock of the Company at the close of business on September 24, 1997, are entitled to vote at the Special Meeting or adjournments thereof. Each owner of record on the record date is entitled to one vote for each share of Common Stock of the Company so held. On September 24, 1997, there were 9,736,815 shares of Common Stock of the Company issued and outstanding.

                       ACQUISITION AND CHANGE OF CONTROL

On May 21, 1997, the Company (then known as Xplor Corporation) acquired substantially all of the assets and liabilities of The New Venus Exploration, Inc., a Texas corporation ("New Venus"), in exchange for 5,626,473 shares of the Company's previously authorized and unissued shares of Common Stock and warrants to purchase an additional 272,353 shares of Common Stock exercisable at $3.00 per share until October 23, 2000 ("Acquisition Warrants"). Simultaneously, the Company acquired certain oil and gas properties from two wholly-owned affiliates of Lomak Petroleum, Inc. ("Lomak") in exchange for 2,037,171 shares of the Company's previously authorized and unissued shares of Common Stock and Acquisition Warrants to purchase an additional 272,353 shares of Common Stock. At the same time, Lomak acquired from an existing stockholder of the Company 97,008 shares of Common Stock for an aggregate consideration of $194,016 and 80,000 of the Acquisition Warrants. As a result of these transactions (the "Acquisition"), the former stockholders of New Venus, collectively, acquired, as of the effective date of the Acquisition, 58% of the Company's outstanding stock and thus voting control of the Company, and Lomak acquired 22%, while the preexisting stockholders of the Company, collectively, owned 20%.

The Property Acquisition Agreement dated as of April 29, 1997, among the parties to the Acquisition and the related agreements and documents (collectively, the "Acquisition Agreement") provided, among other things, that the Board of Directors of the Company be composed of four directors nominated by the Board of Directors of New Venus, one director nominated by the Board of Directors of Lomak and two continuing directors of the Company. At the consummation of the Acquisition, a stockholders agreement (the "Stockholders Agreement") was entered into among certain former stockholders of New Venus, including Messrs. E.L. Ames, Jr., J.Y. Ames, E.L. Ames, III, Patrick A. Garcia, James W. Gorman, Jere W. McKenny, other members of the Ames family and certain other former New Venus stockholders (collectively, the "Ames Group," which owns beneficially 3,721,600 shares of the Company's Common Stock), D. H. Blair Investment Banking Corp., Rivkalex Corp., Rosalind Davidowitz and Parliament Hill Corporation (collectively the "Blair Group," which owns beneficially 1,066,512 shares) and Lomak. The Stockholders Agreement provides that, in the election of directors of the Company, the Ames Group, the Blair Group and Lomak will vote their shares of the Company for the four nominees designated by the Ames Group, the two nominees designated by the Blair Group, and the one nominee designated by Lomak. The Blair Group's right to designate two nominees is reduced to the right to designate one nominee effective with the 1998 Annual Meeting of Stockholders of the Company and ceases altogether effective with the 1999 Annual Meeting of Stockholders. The Stockholders Agreement also provides for certain rights of first refusal and rights of participation between the Ames Group and Lomak in the event of a proposed sale of shares by either. It has a term of three years but terminates earlier as to any party in the event that such party's beneficial ownership of the Company's shares falls below 250,000 shares.


                             ELECTION OF DIRECTORS
                                    (ITEM 1)

The number of directors of the Company fixed in accordance with the By-Laws of the Company and the Stockholders Agreement is seven, each of whom is to be elected at each Annual Meeting of Stockholders. Of the nominees listed below, Messrs. E.L. Ames, Jr., J.Y. Ames, James W. Gorman and Jere W. McKenny are the designees of New Venus under the Acquisition Agreement and of the Ames Group under the Shareholders Agreement; Messrs. Bell and Davis are the continuing directors of the Company and designees of the Blair Group; and Mr. Pinkerton is the designee of Lomak. Should any one or more of the nominees become unable to serve for any reason, which is not anticipated, the Board of Directors may designate, subject to the rights of the parties under the Stockholders Agreement, substitute nominees, in which event the persons named in the enclosed proxy will vote proxies that would otherwise be voted for all named nominees for the election of such substitute nominee or nominees.


NOMINEES FOR ELECTION


EUGENE L. AMES, JR.                                          Director since 1997
San Antonio, Texas                                                        Age 64

Eugene L. Ames, Jr. became Chairman, Chief Executive Officer and a director of the Company following the Acquisition. He has been in the oil and gas business since 1954 and has been associated with New Venus and its predecessor entities since 1962 and chief executive officer of those predecessor entities since 1991.


JOHN Y. AMES                                                 Director since 1997
San Antonio, Texas                                                        Age 42

John Y. Ames became President, Chief Operating Officer and a director of the Company following the Acquisition. He has been associated with New Venus and its predecessor entities as a Vice President since 1984. He became Executive Vice President of those predecessor entities in 1995 and President and Chief Operating Officer in 1996. He is the son of Eugene L. Ames, Jr.


MARTIN A. BELL                                               Director since 1991
New York, New York                                                        Age 45

Mr. Bell is the Vice Chairman and General Counsel of D. H. Blair Investment Banking Corp. and has been General Counsel of that organization and predecessor companies since 1991. D. H. Blair Investment Banking Corp. is a member of the New York Stock Exchange.


J. MORTON DAVIS                                              Director since 1986
New York, New York                                                        Age 69

Mr. Davis is presently, and has been since 1962, Chairman of the Board of D. H. Blair Investment Banking Corp. and predecessor companies. Since 1967, he has also served as President of Engex Inc., a closed-end, non-diversified investment company. Mr. Davis is also a director of American List Corp. and Parliament Hill Corporation.

JAMES W. GORMAN                                              Director since 1997
San Antonio, Texas                                                        Age 67

James W. Gorman became a director of the Company following the Acquisition. He is a petroleum geologist and an independent investor who has been engaged in the oil and gas business either as a drilling contractor or independent producer for 43 years. He has also been involved in the banking business for more than 30 years. He currently serves as a director of Cullen Frost Bancshares (NYSE).


JERE W. MCKENNY                                              Director since 1997
Oklahoma City, Oklahoma                                                   Age 68

Jere W. McKenny became a director of the Company following the Acquisition. He has been President of McKenny Energy Co. (oil and gas exploration) since September 1994. In 1977, he became a director and the Vice Chairman of the Board of Kerr-McGee Corp. (oil and gas exploration), and from 1984 until 1993, he also was President and Chief Operating Officer of Kerr-McGee Corp. He is a director of Rutherford-Moran Oil Corp.


JOHN H. PINKERTON                                            Director since 1997
Ft. Worth, Texas                                                          Age 43

John H. Pinkerton became a director of the Company following the Acquisition. He has been employed by Lomak Petroleum, Inc., since 1988, of which he was appointed President in 1990 and Chief Executive Officer in 1992. He is a director of Lomak and of North Coast Energy, Inc., an oil and gas exploration and production company in which Lomak acquired an approximately 50% interest in 1996.

BOARD MEETINGS AND COMMITTEES

The Board of Directors met twice in 1996. The only standing board committee during 1996 was the Stock Option Plan Committee comprised of Mr. Davis and two former directors who resigned following the Acquisition, and that committee did not meet in 1996. The Board of Directors had no standing audit, nominating or compensation committees; the Board of Directors, excluding officers, acting as a committee of the whole, performed these functions. The Board met once in 1996 in its capacity as the audit committee.

Following the Acquisition, three Committees of the Board of Directors were designated: an Executive Committee, composed of Messrs. E.L. Ames, Jr., J.Y. Ames and Gorman; an Audit Committee, composed of Messrs. Bell, McKenny and Pinkerton; and a Compensation Committee, composed of Messrs. Gorman, McKenny and Pinkerton. No standing nominating committee was organized.

The Executive Committee exercises the powers of the Board of Directors between meetings of the latter with certain exceptions; e.g., the declaration of dividends, the amendment of the By-Laws and the issuance of securities. The Audit Committee provides advice and assistance regarding accounting, auditing and financial reporting, recommends the Company's independent auditors and monitors the results of the audit and the internal controls structure. The Compensation Committee reviews and recommends executive compensation and employee benefit plans.

DIRECTOR COMPENSATION

For 1996 and prior years, directors of the Company received no fee or retainer for serving as such other than reimbursement of expenses incurred in attending meetings. Directors who were not officers or employees of the Company and not holders of 5% or more of the Company's outstanding stock received annually options to purchase 10,000 shares of the Company's stock at an exercise price equal to the fair market value at the time of grant. Two former directors who resigned following the Acquisition received such options in 1996.

Effective October 1, 1997, and subject to shareholder approval of the 1997 Incentive Plan, directors will be compensated under the 1997 Incentive Plan. Under that plan, nonemployee directors will receive (i) $12,000 per year, and
(ii) $500 per regular, quarterly board meeting attended, whether in person or by phone. Such payments will be made in the form of grants of shares of the Company or, at the option of a director, a combination of Company shares and cash. In the case of the second option, the cash compensation is limited to a maximum of 25% of the $12,000 per year amount. This compensation plan is further described in the 1997 Incentive Plan discussed in Item 4 below.


  RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE ELECTION OF DIRECTORS

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION LISTED ABOVE AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED. PROXIES RECEIVED BY THE COMPANY WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.


OWNERSHIP OF EQUITY SECURITIES IN THE COMPANY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the information as to beneficial ownership of shares by each person known to the Company to own 5% or more of the shares as of September 24, 1997, based upon shares of Common Stock outstanding on such date plus shares deemed outstanding pursuant to Securities and Exchange Commission Rule 13d-3(d)(1). In connection with the Acquisition, the Company assumed debt obligations of New Venus under a term loan facility with Stratum, L.P., which also entailed rights to acquire equity securities in New Venus. To satisfy these rights of Stratum, pursuant to the Acquisition Agreement, the former stockholders of New Venus pro rata placed in escrow 589,882 shares of the Company's Common Stock issuable to them pursuant to the Acquisition.
Shares set forth in the following tables as beneficially owned by former New Venus stockholders and groups include shares in this escrow.

          Name and Address                    Amount & Nature of
         of Beneficial Owner                 Beneficial Ownership (1)                 Percent of Class
         -------------------                 --------------------                     ----------------
 Eugene L. Ames, Jr.
 700 N. St. Mary's Street                             3,478,605 (2)                           35.22%
 San Antonio, TX 78205

 Lomak Petroleum, Inc.
 500 Throckmorton Street                              2,326,532 (3)                           23.48%
 Fort Worth, TX 76102

 J. Morton Davis
 44 Wall Street                                       1,066,512 (4)                           10.94%
 New York, NY 10005

-------------------------------
(1) All persons named have sole voting and investment power, except as otherwise noted.

(2) Includes (i) 295,303 shares and 14,290 Acquisition Warrants owned by Eugene L. Ames, Jr.; (ii) 1,168,211 shares and 56,548 Acquisition Warrants owned by Ellen R.Y. Ames, the spouse of Eugene L. Ames, Jr.; (iii) 407,924 shares and 19,746 Acquisition Warrants owned by Venus Oil Company which is controlled by Mr. and Mrs. Eugene L. Ames, Jr.; and (iv) 1,446,563 shares and 70,020 Acquisition Warrants owned by Ames family members and others which are subject to a Voting Trust Agreement together with the shares and shares issuable upon the exercise of the Acquisition Warrants listed in (i) and (ii) under which Eugene L. Ames, Jr. has sole voting power. Ellen R.Y. Ames may be deemed to own 1,224,759 shares, or 12.53%, of the Company's Common Stock.

(3)  Includes Acquisition Warrants to purchase 192,353 shares.

(4) Includes: (i) 766,307 shares owned by D.H. Blair Investment Banking Corp. ("Blair Investment"); (ii) warrants to purchase 10,000 shares at $2.125 per share expiring June 10, 1998, owned by Blair Investment; (iii) warrants to purchase 20,000 shares at $3.29 per share expiring September 1, 1999, owned by Blair Investment; (iv) 163,411 shares owned by Rivkalex Corp. ("Rivkalex"); (v) 70,954 shares owned by Rosalind Davidowitz, Mr. Davis's spouse; and (vi) 35,840 shares owned by Parliament Hill Corporation ("PHC"). Mr. Davis is the sole stockholder of Blair Investment. Blair Investment may be deemed to beneficially own 796,307 shares, or 8.17%, of the Company's Common Stock. Mr. Davis has sole power to vote or to direct the vote, to dispose or to direct the disposition of shares owned by Blair Investment. The Board of Directors of PHC, of which Mr. Davis is a director and Chairman, has the power to vote or to direct the vote, to dispose or to direct the disposition of shares owned by PHC. Ms. Davidowitz has sole voting and dispositive control of the shares owned by herself and Rivkalex. Mr. Davis disclaims beneficial ownership of all shares attributed to Rosalind Davidowitz and Rivkalex.


SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the information as to beneficial ownership of shares by (i) each director of the Company, (ii) each named executive, and
(iii) all such persons as a group as of September 24, 1997, based upon shares of Common Stock outstanding on such date plus shares deemed outstanding pursuant to Securities and Exchange Commission Rule 13d-3(d)(1).

                 Name and Position                      Amount & Nature of
                of Beneficial Owner                    Beneficial Ownership (1)          Percent of Class
                -------------------                    --------------------              ----------------
Eugene L. Ames, Jr.                                         3,478,605 (2)                    35.22%
Chairman & Chief Executive Officer, Director

John Y. Ames                                                  474,350 (3)                     4.65%
President & Chief Operating Officer, Director

Eugene L. Ames, III                                           275,073 (4)                     2.83%
Vice President

Martin A. Bell                                                 40,500 (5)                     0.42%
Director

J. Morton Davis                                             1,066,512 (6)                    10.94%
Director

Patrick A. Garcia                                             156,579 (7)                     1.61%
Treasurer

James E. Gayle                                               160,415 (5)                      1.62%
Executive Vice President

James W. Gorman                                              199,796 (8)                      2.05%
Director

Jere W. McKenny                                               43,199 (8)                      0.44%
Director

John H. Pinkerton                                              - 0 - (9)                         0%
Director

Directors and Officers as a group                          4,929,027                         49.30%
 (10 persons)

-------------------------
(1) All persons named have sole voting and investment power, except as otherwise noted.

(2) See Note (2) to the table entitled Security Ownership of Certain Beneficial Owners.

(3) Includes Acquisition Warrants to purchase 21,901 shares. All such shares are subject to the Voting Trust referred to in Note (2) to the table entitled Security Ownership of Certain Beneficial Owners and therefore also are included in the total shares reported as being beneficially owned by. Eugene L. Ames, Jr.

(4) Includes Acquisition Warrants to purchase 12,700 shares. All such shares are subject to the Voting Trust referred to in Note (2) to the table entitled Security Ownership of Certain Beneficial Owners and therefore also are included in the total shares reported as being beneficially owned by Eugene L. Ames, Jr.

(5) Includes immediately exercisable options and/or warrants to purchase shares as follows: Mr. Bell, 40,000 shares and Mr. Gayle, 160,415 shares.

(6) See Note (4) to the table entitled Security Ownership of Certain Beneficial Owners.

(7) Includes Acquisition Warrants to purchase 7,229 shares. All such shares are subject to the Voting Trust referred to in Note (2) to the table entitled Security Ownership of Certain Beneficial Owners and therefore also are included in the total shares reported as being beneficially owned by. Eugene L. Ames, Jr.

(8) Includes Acquisition Warrants to purchase 9,225 shares in the case of Mr. Gorman and 1,995 shares in the case of Mr. McKenny.

(9) Does not reflect the 2,326,532 shares reported, in the table entitled Security Ownership of Certain Beneficial Owners, as beneficially owned by Lomak of which Mr. Pinkerton is President & Chief Executive Officer and a director. Mr. Pinkerton disclaims beneficial ownership of such shares.


Eugene L. Ames, III, age 39, became Vice President of the Company following the Acquisition. He had been a Vice President of New Venus and its predecessor entities for more than the past five years. He is the son of Eugene L. Ames, Jr.

Patrick A. Garcia, age 41, became Chief Financial Officer and Treasurer of the Company following the Acquisition. He had held the same position at New Venus and its predecessors since 1980.

Mr. Gayle, age 47, was elected as a director and as chief executive officer of the Company in June 1994, Chairman effective July 1994, and President effective September 1994. He resigned as a director of the Company following the Acquisition and became Executive Vice President at that time and continues to serve as an advisory director of the Company. Since 1979, he has been Chairman, President and sole stockholder of HGX Energy Corporation, which provides market and contract consulting services to independent oil and gas exploration and production companies, natural gas pipeline companies and local distribution companies. Previously, he held positions at

Lone Star Gas Company (a division of ENSERCH), Valero Transmission Company and Exxon and has been directly involved in the oil and gas business for more than twenty years.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

As indicated herein, the Company completed the Acquisition with New Venus and Lomak pursuant to which certain directors, officers and significant stockholders of the Company named herein received shares of the Company in exchange for their ownership interests in New Venus, as disclosed in the tables entitled Security Ownership of Certain Beneficial Owners and Security Ownership of Management.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by the Company for the three years ended December 31, 1996, to its chief executive officer. At no time during this period did the Company pay any executive officer annual compensation exceeding $100,000 or any bonus.

                           SUMMARY COMPENSATION TABLE


                                   Annual Compensation   Long-Term Compensation
                                  --------------------   ----------------------

    Name and Position     Fiscal        Salary($)           Option Awards (#)
    -----------------     ------        ---------           -----------------
                           Year
                           ----
 James E. Gayle            1994           71,508                 100,000
 Chairman, President &     1995           96,000                 150,000 (B)
 CEO (A)                   1996           92,000                  - 0 -

 James A. Scarpone         1994           12,000                  - 0 -
 Chairman & CEO            1995           - 0 -                   - 0 -
                           1996           - 0 -                   - 0 -

-------------------------
(A) Mr. Gayle became chief executive officer in June 1994, replacing Mr. Scarpone. The amount shown as salary compensation for 1994 includes consulting fees paid during 1994 to Mr. Gayle's affiliate, HGX Energy Corporation, which had been acting as a consultant to the Company prior to his election. (B) 50,000 shares of this option were surrendered by Mr. Gayle in connection with the consummation of the Acquisition while the exercise dates of remaining options were partially accelerated.

The initial salary rates of the Company's executive officers following the consummation of the Acquisition are: Eugene L. Ames, Jr., $190,000; John Y. Ames, $95,000; Eugene L. Ames, III, $77,000; Patrick A. Garcia, $75,000; and James E. Gayle, $96,000.

During 1996, the Company did not have a long-term incentive plan or a retirement plan. It maintained only the stock option plans reflected in the foregoing and following tables. No options were granted to, or exercised by, Mr. Gayle in 1996. The following table sets forth information with respect to fiscal 1996 concerning individual options and values relating to Mr. Gayle valued as of December 31, 1996, taking into account the surrender and acceleration referred to in Note (B) above.

                      Aggregated 1996 FY-End Option Values

    Number of Securities Underlying               Value of Unexercised
    Unexercised Options at FY-End (#)      In-the-Money Options at FY-End ($)
    ---------------------------------      ----------------------------------
              Exercisable/                            Exercisable/
              Unexercisable                           Unexercisable
              -------------                           -------------
             87,500/112,500                          $64,063/$79,688

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                    (ITEM 2)

Following the Acquisition, the Board of Directors of the Company appointed the firm of KPMG Peat Marwick LLP ("KPMG") to serve as independent auditors of the Company for the fiscal year ending December 31, 1997, subject to ratification of this appointment by the stockholders of the Company. KPMG had served in that capacity for New Venus, and the firm replaced Arthur Andersen LLP ("AA"), which had previously been the Company's independent auditors. AA's reports on the financial statements of the Company for the past two years have not contained an adverse opinion or a disclaimer of opinion, nor was either of such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the interim period since the end of fiscal 1996, there have not been any disagreements with AA on any matter of accounting principles or practices, financial statements or disclosure, or auditing or scope of procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused it to make reference to the subject matter of the disagreements in connection with its report. One or more representatives of KPMG will be present at the Special Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.


                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 1997 FISCAL YEAR. PROXIES RECEIVED BY THE COMPANY WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.


             PROPOSED AMENDMENT OF THE CERTIFICATE OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                             AND OF PREFERRED STOCK
                                    (ITEM 3)

The Certificate of Incorporation of the Company currently authorizes the issuance of up to 15,000,000 shares of Common Stock with a par value of $0.01 per share and 1,000,000 shares of Preferred Stock with a par value of $0.01 per share. As of September 24, 1997, of the 15,000,000 shares of Common Stock authorized, 9,736,815 shares were outstanding and 1,434,706 shares of Common Stock are reserved for issuance upon the exercise of outstanding warrants, including Acquisition Warrants, and options outstanding under prior stock plans. The 1997 Incentive Plan that is being submitted for approval under Item 4 below requires the current reservation of 653,365 shares of Common Stock, leaving fewer than 3,250,000 shares of Common Stock available for other purposes. There are no shares of Preferred Stock outstanding. The Board of Directors deems it advisable to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 30,000,000 shares and of Preferred Stock to 5,000,000 shares. The Board has adopted, and recommends that the stockholders approve, the proposed amendment of Article FOURTH of the Company's Certificate of Incorporation, a copy of which is attached as Appendix A.

The additional shares of Common Stock would become part of the existing class of Common Stock, and the additional shares, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no preemptive rights relating to the Common Stock.

If the proposed amendment is approved, the additional authorized shares would be available for issuance by the Board of Directors for any proper corporate purpose at any time without further stockholder approval except as otherwise required by applicable law or securities exchange listing rules. The Board of Directors believes that it is desirable to give the Company this flexibility in considering such matters as acquisitions, raising additional capital, stock dividends or other corporate purposes, although the Company has no present plans, agreements or understandings regarding the issuance of the proposed additional shares other than for use under the 1997 Incentive Plan discussed below. To the extent that any future issue of shares is made on other than a pro rata basis to current stockholders, the present ownership of current stockholders may be diluted.

The Preferred Stock is so-called "blank check" preferred since the Board of Directors of the Company may fix or change the terms, including: (i) the division of such shares into series; (ii) the dividend or distribution rate;
(iii) the dates of payment of dividends or distributions and the dates from which they are cumulative; (iv) liquidation price; (v) redemption rights and price; (vi) sinking fund requirements; (vii) conversion rights; and (viii) restrictions on the issuance of additional shares of any class or series. As a result, the Board of Directors of the Company will, in the event of the approval of this proposal by the stockholders, be entitled to authorize the creation and issuance of up to 5,000,000 shares of Preferred Stock in one or more series with such terms, limitations and restrictions as may be determined in the Board's sole discretion, with no further authorization by the Company's stockholders except as may be required by applicable laws or securities exchange listing rules.

The Board has made no determination with respect to the issuance of any shares of Preferred Stock and has no present commitment, arrangement or plan that would require the issuance of such additional shares of Preferred Stock in connection with an equity offering, merger, acquisition or otherwise.

The holders of shares of Preferred Stock will have only such voting rights as are granted by law and authorized by the Board of Directors with respect to any series thereof. The Board of the Company will have the right to establish the relative rights of the Preferred Stock in respect of dividends and other distributions and in the event of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company as compared with such rights applicable to the Common Stock and any other series of Preferred Stock.

It is not possible to state the effect of the Preferred Stock upon the rights of holders of Common Stock until the Board determines the terms relating to one or more series of Preferred Stock. However, such effects might include (i) the reduction of amounts otherwise available for payment of dividends on Common Stock to the extent that dividends are payable on any issued shares of Preferred Stock, (ii) restrictions on dividends on Common Stock if dividends on Preferred Stock are in arrears, (iii) dilution of the voting power of the Common Stock and dilution of net income and net tangible book value per share of Common Stock as a result of any such issuance, depending on the number of shares issued and the purpose, terms and conditions of the issuance, and (iv) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to shares of Preferred Stock.

Although the Company has no present commitment, arrangement or plan for the issuance of the newly authorized Common Stock or Preferred Stock, the authorized but unissued shares of such stock could be used to make a takeover or change in control in the Company more difficult. Under certain circumstances, rights granted upon issuance of shares of the Preferred Stock in particular could be used to create voting impediments or to discourage third parties seeking to effect a takeover or otherwise gain control of the Company.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND OF PREFERRED STOCK. PROXIES RECEIVED BY THE COMPANY WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.


                        APPROVAL OF 1997 INCENTIVE PLAN
                                    (ITEM 4)


                       DESCRIPTION OF THE INCENTIVE PLAN

PURPOSE

         The objectives of the Incentive Plan are to (i) attract and retain the services of key employees, qualified independent directors and qualified consultants and other independent contractors and (ii) encourage the sense of proprietorship in, and stimulate the active interest of, those persons in the development and financial success of the Company by making Awards designed to provide participants in the Incentive Plan with a proprietary interest in the growth and performance of the Company.

GENERAL INFORMATION

         Awards to Employees ("Employee Awards") and awards to Independent Contractors ("Independent Contractor Awards") generally are treated alike under the Incentive Plan, and the following discussion of Employee Awards applies, except as noted, equally to Independent Contractor Awards. Employee Awards may be in the form of (i) rights to purchase a specified number of shares of Common Stock at a specified price ("Options"), which may be denominated in one or both of Common Stock or units denominated in Common Stock, (ii) rights to receive a payment, in cash or Common Stock, equal to the fair market value or other specified value of a number of shares of Common Stock on the exercise date of the rights over a specified strike price ("SARs"), (iii) restricted or unrestricted grants of Common Stock or units denominated in Common Stock ("Stock Awards"), and (iv) grants denominated in cash ("Cash Awards"). Awards to Nonemployee Directors under the Incentive Plan ("Director Awards" and, collectively with the Employee Awards and the Independent Contractor Awards, the "Awards") will be in the form of grants of Common Stock of the Company.

         The Incentive Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         The following summary of certain provisions of the Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached as Annex B hereto.

ADMINISTRATION

         The Compensation Committee of the Board (the "Committee") will administer the Incentive Plan, except as it applies to Nonemployee Directors. To the extent required in order for Employee

Awards to be exempt from Section 16 of the Exchange Act by virtue of the provisions of Rule 16b-3, the Committee shall consist of at least two members of the Board who meet the requirements of the definition of "non-employee director" set forth in Rule 16b-3(b)(3)(i) promulgated under the Exchange Act.

         Except insofar as the Incentive Plan relates to Nonemployee Directors, the Committee has full and exclusive power to administer the Incentive Plan and to take all actions specifically contemplated thereby or necessary or appropriate in connection with the administration thereof. The Committee has the full and exclusive power to interpret the Incentive Plan and to adopt such rules, regulations and guidelines for carrying out the Incentive Plan as the Committee may deem necessary or proper in keeping with the objectives thereof. The Committee may, in its discretion, extend or accelerate the exercisability of, accelerate the vesting of, or eliminate or make less restrictive any restrictions contained in any Employee Award, waive any restriction or other provision of the Incentive Plan (insofar as it relates to Employee Awards or to Independent Contractor Awards) or in any Employee Award or otherwise amend or modify any Employee Award in any manner that is either (i) not adverse to that Employee holding the Employee Award or (ii) consented to by that Employee. The Committee also may delegate to the chief executive officer and other senior officers of the Company its duties under the Incentive Plan, except that no such delegation may be made in the case of actions respecting participants subject to Section 16 of the Exchange Act. The Committee may also correct any defect or supply any omission or reconcile any inconsistency in the Incentive Plan or in any Employee Award. Any decision of the Committee in the interpretation and administration of the Incentive Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

         No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the Incentive Plan will be held liable for anything done or omitted to be done by him or her, by any member of the Committee or by an officer of the Company in connection with the performance of any duties under the Incentive Plan, except for his or her own willful misconduct or as expressly provided by statute.

         The members of the Committee are appointed by, and serve at the discretion of, the Board. At the date of this Prospectus, the members of the Committee consist of Messrs. James W. Gorman, John H. Pinkerton and Jere W. McKenny, Chairman of the Committee, each of whom are "nonemployee directors" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Exchange Act.

PARTICIPATION AND ELIGIBILITY

         Key Employees eligible for Employee Awards under the Incentive Plan are employees holding positions of responsibility with the Company or any of its subsidiaries and whose performance, in the judgment of the Committee, can have a significant effect on the success of the Company, as well as individuals who have agreed to become Employees within six months of the date of grant. Directors eligible for automatic Awards under the Incentive Plan are those who are not employees of the Company or any of its subsidiaries. Independent Contractors eligible for Awards under the Incentive Plan are those providing, or who will provide, services to the Company or any of its subsidiaries.


SHARES SUBJECT TO THE INCENTIVE PLAN

         The number of shares of the Company's Common Stock that is subject to the 1997 Incentive Plan is 10% of the outstanding shares, minus the number of shares that are subject to previous plans conducted by the Company and that are not otherwise assumed by this plan. Furthermore, there is maximum limit of 1,500,000 shares, regardless of the number of outstanding shares. The Company currently has reserved 653,365 shares of Common Stock for use in connection with the Incentive Plan. That number will change if additional shares of Common Stock are issued for any reason. The number of shares authorized to be issued under the Incentive Plan is also subject to adjustment as described under "-Adjustments" below. Shares subject to Awards that are forfeited or terminated, exchanged for Awards that do not involve Common Stock or expire unexercised, or are settled in cash in lieu of Common Stock, or otherwise such that the shares covered thereby are not issued, again become available for Awards.

TERMS, CONDITIONS AND LIMITATIONS OF AWARDS

         EMPLOYEE AWARDS

         Generally. The Committee will determine the type or types of Employee Awards made under the Incentive Plan and will designate the Employees who are to be the recipients of such awards. An Employee Award may be embodied in an agreement (an "Employee Award Agreement"), which will contain such terms, conditions and limitations as determined by the Committee. Employee Awards may be granted singly, in combination or in tandem. Employee Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under the Incentive Plan or any other employee plan of the Company or any of its subsidiaries, including any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to the Employee. Employee Awards may be subject to conditions established by the Committee; e.g., continuous service with the Company and its subsidiaries. Upon the termination of employment by an Employee, any unexercised, deferred, unvested or unpaid Employee Awards will be treated as set forth in the applicable Employee Award Agreement.

         With the approval of the Committee, payments in respect of Employee Awards may be deferred and paid, either in the form of installments or as a future lump sum payment, by any Employee. Any deferred payment of an Employee Award, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides. At the discretion of the Committee, an Employee may be offered an election to substitute an Employee Award for another Employee Award or Employee Awards of the same or different type. The Committee may make an Award to an individual who it expects to become an Employee of the Company or any of its subsidiaries within the next six months.

         Options. Options are rights to purchase a specified number of shares of Common Stock at a specified price. An Option granted pursuant to the Incentive Plan may consist of either an incentive stock option ("ISO") that complies with the requirements of Section 422 of the Code or a non-qualified stock option ("NQSO") that does not comply with such requirements. Independent
Contractor Awards may not include ISOs.   ISOs must have an exercise price per
share that is not less than the Fair Market Value (as defined herein) of the Common Stock on the date of grant. NQSO's must have an exercise price that is not less than the greater of (i) par value, or (ii) 50% of the Fair Market Value on the date of the grant. For purposes of the Incentive Plan, the term "Fair Market Value" means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the nearest preceding date on which such a sale was so reported, (ii) if shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the nearest preceding date on which such a sale was so reported, (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the nearest preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau Incorporated or (iv) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

         The exercise price of any Option must be paid in full at the time the Option is exercised in cash or, if the Employee so elects according to methods determined and allowed by the Committee for that Option, by means of tendering Common Stock or surrendering another Award (including restricted stock). The Committee will determine acceptable methods for tendering Common Stock or other Awards by an Employee to exercise an Option.

         SARs. SARs are rights to receive a payment, in cash or Common Stock, equal to the excess of the fair market value or other specified valuation of a specified number of shares of Common Stock on the date the rights are exercised over a specified strike price. An SAR may be granted under the Incentive Plan to the holder of an Option with respect to all or a portion of the shares of Common Stock subject to such Option or may be granted separately. The terms, conditions and limitations applicable to any SARs, including the term of any SARs and the date or dates upon which they become exercisable, will be determined by the Committee.

         Stock Awards. Stock Awards consist of restricted and non-restricted grants of Common Stock or units denominated in Common Stock. The terms, conditions and limitations applicable to any Stock Awards will be determined by the Committee. Without limiting the foregoing, rights to dividends or dividend equivalents may be extended to, and made part of, any Stock Award in the discretion of the Committee.

         Cash Awards. Cash Awards consist of grants denominated in cash. The terms, conditions and limitations applicable to any Cash Awards will be determined by the Committee.

         Certain Limitations. The Incentive Plan contains certain limitations with respect to Awards that may be made thereunder. In particular, the Incentive Plan provides that the following limitations shall apply to any Employee Awards made thereunder:

         (i) no Participant may be granted, during any one-year period, Employee Awards consisting of Options or SARs that are exercisable for more than 250,000 shares of Common Stock;

         (ii) no Participant may be granted, during any one-year period, Employee Awards consisting of Stock Awards covering or relating to more than 50,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the "Stock-Based Awards Limitations"); and

         (iii) no Participant may be granted Employee Awards consisting of cash or in any other form permitted under the Incentive Plan (other than Employee Awards consisting of Options or SARs or otherwise consisting of shares of Common Stock or units denominated in such shares) in respect of any one-year period having a value determined on the date of grant in excess of $500,000.

         DIRECTOR AWARDS

         Generally. Under the Incentive Plan, each Nonemployee Director will receive the Director Awards described below, which will be granted
automatically.   Director Awards for Nonemployee Directors will not be granted in any year in which a sufficient number of shares of Common Stock are not available to make such awards under the Incentive Plan.

         Nonemployee Director Awards. For each calendar quarter in which a Nonemployee Director serves on the Board of Directors of the Company, he shall be granted, on the first trading day of the quarter, shares of Common Stock valued at $3000, based on the Fair Market Value of the Common Stock. However, if he so elects, he may receive up to 25% of that compensation in cash. Each Nonemployee Director shall also be granted $500 worth of Common Stock, valued as described above, for each Board meeting that he attends in person or by telephone.

ASSIGNMENT OF INTERESTS PROHIBITED

         Unless otherwise determined by the Committee and provided in the applicable award agreement, no Award or any other benefit under the Incentive Plan constituting a "derivative security" within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules thereunder. The Committee may prescribe and include in applicable award agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under the Incentive Plan in violation thereof will be null and void.

ADJUSTMENTS

         In the event of any subdivision or consolidation of outstanding shares of Common Stock, a declaration of a stock dividend payable in shares of Common Stock or any other stock split, the Incentive Plan provides for the Committee to make appropriate adjustments, except with respect to the existing options, to (i) the number of shares of Common Stock reserved under the Incentive Plan,
(ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock-Based Awards Limitations. Furthermore, in the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or stock dividends), the Board will make appropriate adjustments to the amounts or other items referred to in clauses (ii), (iii), (iv), and (v) above to give effect to such transactions, but only to the extent necessary to maintain the proportionate interest of the holders of the Awards and to preserve, without exceeding, the value thereof. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may issue or assume Awards by means of substitution of new Awards for, or an assumption of, previously issued Awards.

AMENDMENT, MODIFICATION AND TERMINATION

         The Board may amend, modify, suspend or terminate the Incentive Plan for the purpose of addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment that would impair the rights of any Employee or Nonemployee Director with respect to any Award previously granted may be made without the consent of such Employee or Nonemployee Director and (ii) no amendment requiring shareholder approval in accordance with Rule 16b-3 under the Exchange Act (or as otherwise required by applicable legal requirements) will be effective until such approval has been obtained.

RESTRICTIONS

         The Incentive Plan is intended to comply with Rule 16b-3 under the Exchange Act with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided in the Incentive Plan or in any Award Agreement. Certificates evidencing shares of Common Stock delivered pursuant to the Incentive Plan may be subject to stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, applicable securities exchange or transaction reporting system and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

TAX WITHHOLDING

         The Company will have the right to deduct applicable taxes from any Employee Award payment and to withhold, at the time of delivery or vesting of cash or shares of Common Stock under the Incentive Plan, an appropriate amount of cash or number of shares of Common Stock, or combination thereof, for the payment of taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock previously owned by the holder of the Employee Award for which withholding is required. The Committee may provide for loans, on either a short term or demand basis, from the Company to an Employee or Independent Contractor to permit the payment of taxes required by law.

UNFUNDED PLAN

         Insofar as it provides for Awards for cash, Common Stock or rights thereto, the Incentive Plan will be unfunded. Any bookkeeping accounts that are established with respect to Participants who are entitled to cash, Common Stock or rights thereto pursuant to the Incentive Plan, will be used merely as a bookkeeping convenience. The Company is not required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor will the Incentive Plan be construed as providing for such segregation, nor will the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under the Incentive Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under the Incentive Plan will be based solely on any contractual obligations that may be created by the Incentive Plan and any Employee or Director Award Agreement, and no such liability or obligation of the Company will be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee will be required to give any security or bond for the performance of any obligation that may be created by the Incentive Plan.

                        FEDERAL INCOME TAX CONSEQUENCES

         THE FOLLOWING DISCUSSION SUMMARIZES SOME U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE INCENTIVE PLAN. THIS SUMMARY IS BASED ON STATUTORY PROVISIONS, TREASURY REGULATIONS THEREUNDER, JUDICIAL DECISIONS AND RULINGS OF THE INTERNAL REVENUE SERVICE (THE "IRS") IN EFFECT ON THE DATE HEREOF. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT COVER, AMONG OTHER THINGS, STATE AND LOCAL TAX TREATMENT OF PARTICIPATION IN THE INCENTIVE PLAN. FURTHERMORE, DIFFERENCES IN PARTICIPANTS' FINANCIAL SITUATIONS MAY CAUSE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN TO VARY.

         Nonqualified Stock Options; Stock Appreciation Rights; Incentive Stock Options. Employees will not realize taxable income upon the grant of an NQSO or SAR. Upon the exercise of an NQSO or SAR, the Employee will recognize ordinary income (subject, in the case of Employees, to withholding by the Company) in an amount equal to the excess of (i) the amount of cash and the Fair Market Value on the date of exercise of the Common Stock received over
(ii) the exercise price (if any) paid therefor. The Employee will generally have a tax basis in any shares of Common Stock received pursuant to the exercise of an SAR, or pursuant to the cash exercise of an NQSO, that equals the Fair Market Value of such shares on the date of exercise. Subject to the discussion under "--Certain Tax Code Limitations on Deductibility" below, the Company (or a subsidiary) will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the Employee under the foregoing rules.

         Employees will not have taxable income upon the grant of an ISO. Upon the exercise of an ISO, the Employee will not have taxable income, although the excess of the Fair Market Value of the shares of Common Stock received upon exercise of the ISO ("ISO Stock") over the exercise price will increase the alternative minimum taxable income of the Employee, which may cause such Employee to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an ISO would be allowed as a credit against the Employee's regular tax liability in a later year to the extent the Employee's regular tax liability is in excess of the alternative minimum tax for that year.

         Upon the disposition of ISO Stock that has been held for the requisite holding period (generally, at least two years from the date of grant and one year from the date of exercise of the ISO), the Employee will generally recognize capital gain (or loss) equal to the difference between the amount received in the disposition and the exercise price paid by the Employee for the ISO Stock. However, if an Employee disposes of ISO Stock that has not been held for the requisite holding period (a "disqualifying disposition"), the Employee will recognize ordinary income in the year of the disqualifying disposition to the extent that the Fair Market Value of the ISO Stock at the time of exercise of the ISO (or, if less, the amount realized in the case of an arm's-length disqualifying disposition to an unrelated party) exceeds the exercise price paid by the Employee for such ISO Stock. The Employee would also recognize capital gain to the extent the amount realized in the disqualifying disposition exceeds the Fair Market Value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized in the disqualifying disposition (in the case of an arm's-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

         The Company and its subsidiaries will generally not be entitled to any federal income tax deduction upon the grant or exercise of an ISO, unless the Employee makes a disqualifying disposition of the ISO Stock. If an Employee makes such a disqualifying disposition, the Company (or a subsidiary) will then, subject to the discussion below under "--Certain Tax Code Limitations on Deductibility," be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by the Employee under the rules described in the preceding paragraph.

         Under current rulings, if an Employee transfers previously held shares of Common Stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of an NQSO or ISO, the Employee will recognize income with respect to the Common Stock received in the manner described above, but no additional gain will be recognized as a result of the transfer of such previously held shares in satisfaction of the NQSO or ISO exercise price. Moreover, that number of shares of Common Stock received upon exercise which equals the number of shares of previously held Common Stock surrendered therefor in satisfaction of the NQSO or ISO exercise price will have a tax basis that equals, and a holding period that includes, the tax basis and holding period of the previously held shares of Common Stock surrendered in satisfaction of the NQSO or ISO exercise price. Any additional shares of Common Stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Employee, plus, in the case of an NQSO, the amount of ordinary income recognized by the Employee with respect to the Common Stock received.

         Cash Awards; Stock Unit Awards; Stock Awards. An Employee will recognize ordinary compensation income upon receipt of cash pursuant to a Cash Award or, if earlier, at the time such cash is otherwise made available for the Employee to draw upon it. An Employee will not have taxable income upon the grant of a Stock Award in the form of units denominated in Common Stock ("Stock Unit Award") but rather will generally recognize ordinary compensation income at the time the Employee receives Common Stock or cash in satisfaction of such Stock Unit Award in an amount equal to the Fair Market Value of the Common Stock or cash received. In general, an Employee or Nonemployee Director will recognize ordinary compensation income as a result of the receipt of Common Stock pursuant to a Stock Award in an amount equal to the Fair Market Value of the Common Stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, the Employee or Nonemployee Director will recognize ordinary compensation income in an amount equal to the Fair Market Value of the Common Stock when it first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the Employee or Nonemployee Director makes an election to be taxed on the Fair Market Value of the Common Stock when such stock is received.

         An Employee will be subject to withholding for federal, and generally for state and local, income taxes at the time the Employee recognizes income under the rules described above with respect to Common Stock or cash received pursuant to a Cash Award, Stock Award or Stock Unit Award. Dividends that are received by an Employee or Nonemployee Director prior to the time that the Common Stock is taxed to the Employee or Nonemployee Director under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis of an Employee or Nonemployee Director in the Common Stock received will equal the amount recognized by the Employee or Nonemployee Director as compensation income under the rules described in the preceding paragraph, and the Employee's or Nonemployee Director's holding period in such shares will commence on the date income is so recognized.

         Subject to the discussion under "--Certain Tax Code Limitations on Deductibility" below, the Company (or a subsidiary) will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the Employee or Nonemployee Director under the foregoing rules.

         Certain Tax Code Limitations on Deductibility. In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of the Company (or a subsidiary) to obtain a deduction for future payments under the Incentive Plan could also be limited by Section 280G of the Code, which prevents the deductibility of certain excess parachute payments made in connection with a change in control of an employer. The ability of the Company (or a subsidiary) to obtain a deduction for amounts paid under the Incentive Plan could be affected by Section 162(m) of the Code, which limits the deductibility of compensation paid to certain employees of the Company to $1 million with respect to any such employee during any taxable year of the Company. However, certain exceptions apply to this limitation in the case of performance-based compensation.


                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE 1997 INCENTIVE PLAN. PROXIES RECEIVED BY THE COMPANY WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.


                  PROXY PROCEDURE AND EXPENSES OF SOLICITATION

All expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names. Solicitation may be undertaken by mail, telephone and personal contact by directors, officers and employees of the Company without additional compensation.


           COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent of the Company's stock to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and NASDAQ. Copies of such reports are required to be furnished to the Company. Based solely on a review of such forms furnished to the Company and certain written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis.


                             STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company on or before January 16, 1998, to be eligible for inclusion in the Company's proxy statement and proxy relating to that meeting.

                               OTHER INFORMATION

As to any other matter or proposal that may properly come before the Special Meeting, including voting for the election of any person as a director in place of a nominee named herein who becomes unable to serve and voting on a proposal omitted from the proxy statement pursuant to the rules of the Securities and Exchange Commission, it is intended that proxies received will be voted in accordance with the discretion of the proxy holders.

The form of proxy and the proxy statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.




         THE ANNUAL REPORT OF THE COMPANY (THEN KNOWN AS XPLOR CORPORATION) ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS, IS ENCLOSED HEREWITH, AS IS THE QUARTERLY REPORT OF THE COMPANY ON FORM 10-Q, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1997. ALSO ENCLOSED ARE THE PRO FORMA FINANCIAL STATEMENTS FOR THE COMPANY INCLUDED IN THE SEC FORM 8K/A THAT WAS FILED AS A RESULT OF THE ACQUISITION.

                                   APPENDIX A

                     TEXT OF PROPOSED AMENDMENT OF ARTICLE
                     FOURTH OF CERTIFICATE OF INCORPORATION


         RESOLVED, that it is desirable for the Company to increase the number of authorized shares of (i) Common Stock from 15 million to 30 million shares and (ii) Preferred Stock from 1 million to 5 million shares, and to accomplish the same, it is hereby declared advisable that the Certificate of Incorporation of the Company be amended by changing the first two sentences of Article FOURTH to read as follows:

"The Corporation shall have the authority to be exercised by the Board of Directors to issue (i) 30 million shares of common voting stock of the par value of $0.01 per share (the "Common Stock") having an aggregate par value of $300,000, (ii) 5 million shares of preferred stock of the par value of $0.01 per share (the "Preferred Stock") having an aggregate par value of $50,000. Shares of the Preferred Stock shall be designated as the Board of Directors may determine and may be issued in series by the Board of Directors as hereinafter provided in paragraph (c) below."

   [The remainder of Article Fourth would be unchanged and reads as follows:]

The relative rights and preferences of the shares of capital stock of the Corporation shall be as follows:

         (a) Each holder of Common Stock shall at every meeting of stockholders of the Corporation be entitled to one vote in person or by proxy for each share of Common Stock held by such holder and each holder of Preferred Stock with voting rights shall at every meeting of stockholders of the Corporation be entitled to one vote in person or by proxy for each share of Preferred Stock with voting rights held by such holder to the extent of such rights as specified pursuant to paragraph (c) (vii) below.

         (b) Subject to the rights, if any, of the holders of the Preferred Stock, or any series thereof, the holders of the Common Stock are entitled to the entire voting power, all dividends declared and paid by the Corporation and all assets of the Corporation in the event of any liquidation, dissolution, or winding up of the Corporation.

         (c) The Preferred Stock may be divided into and issued from time to time in one or more series. All shares of the Preferred Stock shall be of equal rank and shall be identical, except with respect to the particulars that may be fixed by the Board of Directors as hereinafter provided pursuant to authority that is hereby expressly vested in the Board of Directors; provided, however, that each share of a given series of the Preferred Stock shall be identical in all respects with the other shares of such series. Before any shares of the Preferred Stock of any particular series shall be issued, the Board of Directors shall fix and determine, in the manner provided by law, the following particulars with respect to the shares of such series:

         (i) the distinctive designation of such series and number of shares of Preferred Stock that shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares of such series then issued) from time to time by the Board of Directors by resolution;

         (ii) the dividend or rate of dividend payable with respect to shares of Preferred Stock of such series, the time of payment of any dividend, whether dividends shall be cumulative and, if so, the conditions under which the date from which dividends shall be accumulated;

         (iii) the redemption provisions applicable to the shares of Preferred Stock of such series, if any, and if applicable, the time or times when, the price or prices at which, and the other terms and conditions under which the shares of Preferred Stock of such shall be redeemable;

         (iv) the amount payable on shares of Preferred Stock of such series in the event of any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, which shall not be deemed to include the merger or consolidation of the Corporation or a sale, lease or conveyance of all or part of the assets of the Corporation;

         (v) the purchase, retirement or sinking fund provisions, if any, for the redemption or purchase of shares of Preferred Stock of such series;

         (vi) the rights, if any, of the holders of shares of Preferred Stock of such Series to convert such shares into or exchange such shares for shares of the Common Stock or shares of any other series of the Preferred Stock and the terms and conditions of such conversion or exchange;

         (vii) subject to paragraph (a) above, the extent of voting rights of the shares of Preferred Stock of such series or the absence thereof; and

         (viii) such other terms, limitations, rights and preferences, if any, of such series as the Board of Directors may lawfully fix under the laws of the State of Delaware as in effect at the time of creation of such series.

                                   APPENDIX B



                             VENUS EXPLORATION, INC.


                               1997 INCENTIVE PLAN

                              1997 INCENTIVE PLAN

                                       OF

                            VENUS EXPLORATION, INC.


                 1. Plan. This 1997 Incentive Plan of Venus Exploration, Inc. (the "Plan") was adopted by Venus Exploration, Inc. to reward certain corporate officers and key employees of Venus Exploration, Inc. and certain independent consultants by enabling them to acquire shares of common stock of Venus Exploration, Inc.

                 2. Objectives. This Plan is designed to attract and retain key employees of the Company and its Subsidiaries (as hereinafter defined), to attract and retain qualified directors of the Company, to attract and retain consultants and other independent contractors, to encourage the sense of proprietorship of such employees, directors and independent contractors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards (as hereinafter defined) under this Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

                 3. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

                 "Authorized Officer" means the Chairman of the Board or the Chief Executive Officer of the Company (or any other senior officer of the Company to whom either of them shall delegate the authority to execute any Award Agreement).

                 "Award" means an Employee Award, a Director Award or an Independent Contractor Award.

                 "Award Agreement" means any Employee Award Agreement, Director Award Agreement or Independent Contractor Award Agreement.

                 "Board" means the Board of Directors of the Company.

                 "Cash Award" means an award denominated in cash.

                 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                 "Committee" means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer the Plan.

                 "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

                 "Company" means Venus Exploration, Inc., a Delaware corporation.

                 "Director" means an individual serving as a member of the Board.

                 "Director Award" means the grant to a Director of Director
Stock.

                 "Director Award Agreement" means a written agreement between the Company and a Participant who is a Nonemployee Director setting forth the terms, conditions and limitations applicable to a Director Award.

                 "Director Stock" means the grant to a Director of Common Stock pursuant to paragraph 9 below.

                 "Disability" means, with respect to a Nonemployee Director, the inability to perform the duties of a Director for a continuous period of more than three months by reason of any medically determinable physical or mental impairment.

                 "Dividend Equivalents" means, with respect to shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.

                 "Employee" means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an Employee of the Company or any of its Subsidiaries within the following six months.

                 "Employee Award" means the grant of any Option, SAR, Stock Award or Cash Award, whether granted singly, in combination or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

                 "Employee Award Agreement" means a written agreement between the Company and a Participant who is an Employee setting forth the terms, conditions and limitations applicable to an Employee Award.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                 "Fair Market Value" of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported,
(ii) if shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau Incorporated or (iv) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

                 "Incentive Option" means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

                 "Independent Contractor" means a person providing services to the Company or any of its Subsidiaries except an Employee or Nonemployee Director.

                 "Independent Contractor Award" means the grant of any Nonqualified Stock Option, SAR, Stock Award or Cash Award, whether granted singly, in combination or in tandem, to a Participant who is an Independent Contractor pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

                 "Independent Contractor Award Agreement" means a written agreement between the Company and a Participant who is an Independent Contractor setting forth the terms, conditions and limitations applicable to an Independent Contractor Award.

                 "Nonemployee Director" has the meaning set forth in paragraph 4(b) hereof.

                 "Nonqualified Stock Option" means an Option that is not an Incentive Option.

                 "Option" means a right to purchase a specified number of shares of Common Stock at a specified price for a specified period.

                 "Participant" means an Employee, Director or Independent Contractor to whom an Award has been made under this Plan.

                 "Quarterly Director Award Date" means, for each calendar quarter beginning on or after the effective date of this Plan in paragraph 19, the first business day of the month next succeeding the date upon which the quarterly meeting of stockholders of the Company is held in such year.

                 "Restricted Stock" means any Common Stock that is restricted or subject to forfeiture provisions.

                 "Restriction Period" means a period of time beginning as of the date upon which an Award of Restricted Stock is made pursuant to this Plan and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

                 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

                 "SAR" means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified strike price, in each case, as determined by the Committee.

                 "Stock Award" means an award in the form of shares of Common Stock or units denominated in shares of Common Stock.

                 "Subsidiary" means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing more than 50% of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns more than 50% of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

                 4.       Eligibility.

                 (a)      Employees.   Key Employees eligible for Employee
         Awards under this Plan are those who hold positions of responsibility and whose performance, in the judgment of the Committee, can have a significant effect on the success of the Company and its Subsidiaries.

                 (b)      Directors.   Directors eligible for Director Awards
         under this Plan are those who are not employees of the Company or any of its Subsidiaries ("Nonemployee Directors").

                 (c) Independent Contractors. Independent Contractors eligible for Independent Contractor Awards under this Plan are those Independent Contractors providing services to, or who will provide services to, the Company or any of its Subsidiaries.

                 5. Common Stock Available for Awards. Subject to the provisions of paragraph 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or options that may be exercised for or settled in Common Stock) an aggregate of (i) 10% of the number of shares of Common Stock issued and outstanding on the last day of each calendar quarter, less (ii) that number of shares of Common Stock that are being reserved pursuant to, or in support of, any prior stock or incentive plan for the benefit of Employees, Independent Contractors, or Nonemployee Directors, but not more than 1,500,000 shares over the life of the Plan. These shares shall include 69,683 shares previously reserved for issuance in respect of options granted by the Company under prior arrangements which options are hereby assumed under this Plan. No more than 1,000,000 shares of Common Stock shall be available for Incentive Options. The number of shares of Common Stock that are the subject of Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate.
The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

                 6.       Administration.

                 (a) This Plan, as it applies to Participants who are Employees or Independent Contractors but not with respect to Participants who are Nonemployee Directors, shall be administered by the Committee.

                 (b) Subject to the provisions hereof, insofar as this Plan relates to Employee Awards or Independent Contractor Awards, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. Insofar as this Plan relates to Employee Awards or Independent Contractor Awards, the Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award or Independent Contractor Award, accelerate the vesting or exercisability of an Employee Award or Independent Contractor Award, eliminate or make less restrictive any restrictions contained in an Employee Award or Independent Contractor Award, waive any restriction or other provision of this Plan (insofar as such provision relates to Employee Awards or to Independent Contractor Awards) or an Employee Award or Independent Contractor Award or otherwise amend or modify an Employee Award or Independent Contractor Award in any manner that is either (i) not adverse to the Participant to whom such Employee Award or Independent Contractor Award was granted or (ii) consented to by such Participant. The Committee may make an award to an individual who it expects to become an Employee with such award being subject to the individual's actually becoming an Employee within such time period, and subject to such other terms and conditions as may be established by the Committee. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Employee Award or Independent Contractor Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

                 (c) No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

                 7. Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

                 8.       Employee and Independent Contractor Awards.

                 (a) The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may be embodied in an Employee Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant to whom the Employee Award is made and by an Authorized Officer for and on behalf of the Company. Employee Awards may consist of those listed in this paragraph 8(a) hereof and may be granted singly, in combination or in tandem. Employee Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement.

                          (i) Stock Option. An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of an Incentive Option or a Nonqualified Option. The price at which shares of Common Stock may be purchased upon the exercise of an Incentive Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. The price at which shares of Common Stock may be purchased upon the exercise of a Nonqualified Option shall be not less than the greater of (i) par value and (ii) 50% of Fair Market Value of the Common Stock on the date of grant. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded pursuant to this Plan, including the term of any Options and the date or dates upon which they become exercisable, shall be determined by the Committee.

                          (ii) Stock Appreciation Right. An Employee Award may be in the form of an SAR. The terms, conditions and limitations applicable to any SARs awarded pursuant to this Plan, including the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

                          (iii) Stock Award. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee.

                          (iv) Cash Award. An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

                 (b) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

                          (i) no Participant may be granted, during any one-year period, Employee Awards consisting of Options or SARs that are exercisable for more than 250,000 shares of Common Stock;

                          (ii) no Participant may be granted, during any one-year period, Stock Awards covering or relating to more than 50,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the "Stock Based Awards Limitations"); and

                          (iii) no Participant may be granted Employee Awards consisting of cash or in any other form permitted under this Plan (other than Employee Awards consisting of Options or SARs or otherwise consisting of shares of Common Stock or units denominated in such shares) in respect of any one-year period having a value determined on the date of grant in excess of $500,000.

                 (c) The Committee shall have the sole responsibility and authority to determine the type or types of Independent Contractor Awards to be made under this Plan and may make any such Awards as could be made to an Employee, other than Incentive Options.

                 9. Director Awards. Each Nonemployee Director of the Company shall be granted Director Stock in accordance with this paragraph 9 and subject to the applicable terms, conditions and limitations set forth in this Plan. Notwithstanding anything to the contrary contained herein, Director Awards shall not be made in any year in which a sufficient number of shares of Common Stock are not available to make such Awards under this Plan.

                 (a) Quarterly Director Awards. On each Quarterly Director Award Date, each Nonemployee Director shall automatically be granted shares of Common Stock with a Fair Market Value of $3,000 on the first trading day of such quarter. However, each Nonemployee Director may elect, in accordance with such procedures as are established by the Committee, to receive up to 25% of the Award in cash.

                 (b) Meetings. Each Director shall receive in Common Stock having a Fair Market Value on the first trading day of the calendar quarter in which the relevant meeting was held, $500 for attendance in person or by phone at a meeting of the Board. Such Common Stock shall be transferred to the Director as soon as is practicable after the appropriate meeting.

                 10.      Payment of Awards.

                 (a) General. Payment of Employee Awards or Independent Contractor Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Employee Award or Independent Contractor Award is made in the form of Restricted Stock, the applicable Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

                 (b) Deferral. With the approval of the Committee, amounts payable in respect of Employee Awards or Independent Contractor Awards may be deferred and paid either in the form of installments or as a lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Employee Awards or Independent Contractor Awards in accordance with procedures established by the Committee. Any deferred payment of an Employee Award or Independent Contractor Award, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

                 (c) Dividends and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Employee Award or Independent Contractor Award consisting of shares of Common Stock or units denominated in shares of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish.
         The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and Dividend Equivalents for Employee Awards or Independent Contractor Awards consisting of shares of Common Stock or units denominated in shares of Common Stock.

                 (d) Substitution of Awards. At the discretion of the Committee, a Participant who is an Employee or Independent Contractor may be offered an election to substitute an Employee Award or Independent Contractor Award for another Employee Award or Independent Contractor Award or Employee Awards or Independent Contractor Awards of the same or different type.

                 11.      Stock Option Exercise.   The price at which shares of
Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or, if elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock or Director Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees or Independent Contractors to tender Common Stock or other Employee Awards or Independent Contractor Awards; provided that any Common Stock that is or was the subject of an Employee Award or Independent Contractor Award may be so tendered only if it has been held by the Participant for six months. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Employee Award or Independent Contractor Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock or Director Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock or Director Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

                 12. Taxes. The Company shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Participant who is an Employee or Independent Contractor to permit the payment of taxes required by law.

                 13. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements.

                 14. Assignability. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 14 shall be null and void.

                 15.      Adjustments; Cancellations.

                 (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

                 (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then, except with respect to the existing Options, (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the exercise or other price in respect of such Awards (iii) the appropriate Fair Market Value and other price determinations for such Awards and (iv) the Stock Based Awards Limitations to give effect to such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or to assume previously issued Awards as part of such adjustment.

                 (c) In the event of a business transaction in which the Company is not the survivor or the shareholders of the Company's Common Stock immediately prior to the transaction do not own at least 50% of the surviving Company, then, at the discretion of the Company, each outstanding Option may be canceled effective as of the effective date of the transaction by the Company paying to the holder thereof an amount equal to the excess of the Fair Market Value of Common Stock (or, if greater, any consideration paid to or in respect of the Common Stock in the transaction), over the exercise price of the option.

                 16. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that grants of Awards under this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement, that any ambiguities or inconsistencies in the construction of such an Award or this Plan be interpreted to give effect to such intention. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

                 17. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

                 18. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

                 19. Effectiveness. The Plan as established by resolution of the Board shall be effective as of October 1, 1997.

      [Note - this will have to be typeset by printer for IBM card mailers]
                                     [Front]


                            VENUS EXPLORATION, INC.
         PROXY FOR SPECIAL MEETING OF STOCKHOLDERS ON OCTOBER 28, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints E. L. Ames, Jr., and John Y. Ames or each of them as shall be in attendance at the Special Meeting, as proxy or proxies, with full power of substitution, to represent the undersigned at the Special Meeting of Stockholders of Venus Exploration, Inc., to be held on October 28, 1997, and at any adjournment thereof, and to vote as specified on this Proxy the number of shares of Common Stock of Venus Exploration, Inc., the undersigned would be entitled to vote if personally present upon the matters referred to on the reverse side hereof and in their discretion upon any other business as may properly come before the Special Meeting.

IF NOT MARKED TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 , 3 AND 4.

                        IMPORTANT: THIS PROXY IS CONTINUED AND MUST BE SIGNED AND DATED ON THE REVERSE SIDE.


                                   [Reverse]

                             VENUS EXPLORATION, INC.
  PLEASE MARK YOUR VOTE IN THE OVAL ( ) IN THE FOLLOWING MANNER USING DARK INK ONLY
  THE BOARD OF DIRECTORS PROPOSES AND RECOMMENDS A VOTE FOR PROPOSALS 1, 2 , 3 AND 4.

                                                                               (To withhold authority to vote for any individual
                                                                               nominees strike a line through the nominee's name to
                                                                               the left and fill in the "For all Except" oval.)
                                                                                                                          FOR ALL
 1. ELECTION OF SEVEN DIRECTORS - Nominees: Eugene L. Ames, Jr., John Y.            FOR          AGAINST      ABSTAIN      EXCEPT
 Ames, Martin A. Bell, J. Morton Davis, James W. Gorman, Jere W. McKenny and        (  )           (  )         (  )        (  )
 John H. Pinkerton.

 2. RATIFY SELECTION OF KPMG PEAT MARWICK LLP as independent auditors for the       FOR          AGAINST      ABSTAIN
 fiscal year ending December 31, 1997.                                              (  )           (  )         (  )



 3. APPROVE AN AMENDMENT OF CERTIFICATE OF INCORPORATION to increase the            FOR          AGAINST      ABSTAIN
 number of authorized shares of Common Stock and of Preferred Stock.                (  )           (  )         (  )



 4. APPROVE 1997 INCENTIVE PLAN as set forth as Appendix B to Proxy                 FOR          AGAINST      ABSTAIN
 Statement.                                                                         (  )           (  )         (  )

                                                                         Mark here if you plan to attend the Special Meeting.(   )





                          ----------------------------------------------------
                          Signature(s) of holders of Common Stock should agree with the name(s) shown on this Proxy. For joint accounts, both owners should sign.


                          Dated:                                     , 1997
                                -------------------------------------